Offerings - Offering: 1	Aug. 20, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 350,077,053.81
Fee Rate	0.01531%
Amount of Registration Fee	$ 53,596.80
Offering Note	(1) Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 13,963,983 Class I Shares of Goldman Sachs Private Credit Corp. at a price equal to $25.07 per share, which represents the Fund's net asset value as of July 31, 2025. (2) Calculated at $153.10 per $1,000,000 of the transaction value of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2025, which is effective October 1, 2024.